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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2003
                           ---------------------------

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

   New York                          1-4346                      11-2418067
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                 388 Greenwich Street, New York, New York 10013
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               (Address of principal executive offices) (Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

ITEM 5. OTHER EVENTS.

On April 28, 2003, Citigroup Global Markets Holdings Inc., through its ultimate parent, Citigroup Inc., announced the settlement by Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) with the SEC, the NASD, the NYSE and the New York Attorney General of all outstanding investigations into research, IPO allocation and distribution practices.

A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      Exhibit Number

           99.1        Press Release, dated April 28, 2003, issued by
                       Citigroup Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2003                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                          By: /s/ Marcy Engel
                                             -----------------------------------
                                          Name: Marcy Engel
                                          Title: General Counsel

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                                  EXHIBIT INDEX

Exhibit Number

    99.1             Press Release, dated April 28, 2003, issued by
                     Citigroup Inc.